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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



                                November 4, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          ALLIANCE PHARMACEUTICAL CORP.
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             (Exact name of registrant as specified in its charter)



            NEW YORK                   0-12950                 14-1644018
 -------------------------------     ------------           -------------------
 (State or other jurisdiction of     (Commission              (IRS Employer
         incorporation)              File Number)           Identification No.)



                             3040 Science Park Road
                           San Diego, California 92121
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (858) 410-5200
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              (Registrant's telephone number, including area code)






                                              This document consists of 3 pages.


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On November 4, 1999, Alliance Pharmaceutical Corp. ("Alliance") announced that it completed the transfer to Inhale Therapeutic Systems, Inc. ("Inhale") of Alliance's PULMOSPHERES-Registered Trademark- particle and particle processing technology and other related assets for use in respiratory drug delivery, in accordance with an Asset Purchase Agreement dated October 4, 1999. PULMOSPHERES technology is a particle formation method designed to enhance the efficiency and reproducibility of drugs delivered in propellant-based metered dose and in dry powder inhalers.

         Under the terms of the agreement, Alliance received $15 million in cash and $5 million of Inhale common stock. In exchange, Inhale received rights to the PULMOSPHERES technology in the field of respiratory delivery, other related assets and $5 million in Alliance common stock. The price for the common stock received by both Inhale and Alliance was calculated as an average of the closing price on the 15 trading days prior to issuance, and the common stock are restricted securities as defined in the rules promulgated under the Securities Act of 1933, as amended.

         Among the assets acquired pursuant to the agreement is Alliance's intellectual property portfolio for PULMOSPHERES, including several patent applications, and the exclusive right to use the technology in the respiratory field. Alliance retained the right to develop in the respiratory field up to two products yet to be specified which will be formulated by Inhale using the PULMOSPHERES technology, as well as all non-respiratory applications. In addition, Inhale acquired certain equipment from Alliance consisting primarily of powder processing equipment which has been utilized by Alliance in the development of the PULMOSPHERES technology. In addition to the consideration described above, Alliance will have the right to additional substantial payments upon the achievement of certain milestones, as well as royalties on a defined number of products commercialized using the technology.

         Except for historical information, the matters set forth in this report are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein. Alliance refers you to cautionary information contained elsewhere herein, in other documents Alliance files with the Securities and Exchange Commission from time to time, and those risk factors set forth in Alliance's recent registration statement on Form S-3 (Registration Number 333-76343).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements. None

         (b) Pro Forma Financial Information. None

         (c) Exhibits. The following exhibits are being filed herewith:

                  2(a) Asset Purchase Agreement between Alliance and Inhale dated October 4, 1999;

                  2(b) Product Development Rights Agreement between Alliance and Inhale dated November 4, 1999;

                  2(c) License Agreement (License to Inhale) between Alliance and Inhale dated November 4, 1999;



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                  2(d)     License Agreement (License to Alliance) between
                           Alliance and Inhale dated November 4, 1999;

                  2(e) Inhale Common Stock Purchase Agreement between Alliance and Inhale dated November 4, 1999; and

                  2(f) Alliance Common Stock Purchase Agreement between Alliance and Inhale dated November 4, 1999.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALLIANCE PHARMACEUTICAL CORP.



Dated:  November 18, 1999              By: /s/ Lloyd A. Rowland
                                          --------------------------------------
                                          Lloyd A. Rowland
                                          Vice President and General Counsel






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